EXHIBIT 99.1



                              FINANCIAL SUPPLEMENT

                           THE PHOENIX COMPANIES, INC.




                                 MARCH 31, 2006







                                 [LOGO] PHOENIX


THE PHOENIX COMPANIES, INC.
FINANCIAL SUPPLEMENT
WALL STREET COVERAGE                                                     TRANSFER AGENT AND REGISTRAR
FIRM                                              ANALYST                For information or assistance regarding your account,
A.G. Edwards & Sons, Inc.                         J. Jeffrey Hopson      please contact our transfer agent and registrar:
Citigroup                                         Keith Walsh            The Phoenix Companies, Inc. C/O The Bank of New York,
Credit Suisse First Boston (CSFB)                 Tom Gallagher          Shareholder Relations,
Deutsche Bank North America                       Vanessa Wilson         PO Box 11258, New York, NY 10286-1258
Fox-Pitt, Kelton                                  John Nadel             Toll-free: 1-800-490-4258   TTY 1-888-269-5221
Friedman, Billings, Ramsey & Co.                  Stewart Johnson        Fax: 1-212-815-2777, e-mail: pnxshareholders@bankofny.com
JP Morgan                                         Jimmy Bhullar          Web: www.stockbny.com
Keefe Bruyette & Woods, Inc.                      Jukka Lipponen
Langen McAlenney                                  Robert Glasspiegel
Lehman Brothers                                   Eric Berg
Merrill Lynch                                     Edward A. Spehar       FOR MORE INFORMATION
Morgan Stanley                                    Ken Zerbe              To receive additional information, including financial
UBS                                               Andrew Kligerman       supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the
                                                                         Investor Relations Section on our Web site at
                                                                         PhoenixWealthManagement.com or contact our Investor
                                                                         Relations Department at:

SHAREHOLDER INFORMATION                                                         The Phoenix Companies, Inc.
SECURITY LISTINGS                                                               Investor Relations
The common stock of The Phoenix Companies, Inc. is traded on                    One American Row
the New York Stock Exchange (NYSE) under the symbol "PNX."                      P.O. Box 5056, Hartford, CT 06102-5056
Our 7.45 percent bond is traded on the NYSE under the                           Phone: 1-860-403-7100
symbol "PFX."                                                                   Fax: 1-860-403-7880
                                                                                e-mail: pnx.ir@phoenixwm.com


For more information on our products and services, call your Phoenix representative or visit our Web site at PhoenixWealthManagement.com.

In addition to net income presented in accordance with Generally Accepted Accounting Principles ("GAAP"), Phoenix considers total segment income in evaluating its financial performance. See page 2, Income Statement, for a reconciliation of these measures. Total segment income is an internal performance measure considered by Phoenix in the management of its operations, including its compensation plans and budgeting and planning processes. In addition, management believes that total segment income provides additional insight into the underlying trends in Phoenix's operations.

Total segment income represents net income from continuing operations (which is a GAAP measure) before realized investment gains and losses, and certain other items.

* Net realized investment gains and losses are excluded from segment income because their size and timing are frequently subject to our discretion.

* Certain other items are excluded from segment income because we believe they are not indicative of overall operating trends and are items that management believes are infrequent and material and which result from a business restructuring, a change in regulatory environment, or other unusual circumstances.

Because certain of these items are excluded based on our discretion and involve judgments by management, inconsistencies in their determination may exist and total segment income may differ from similarly titled measures of other companies.

                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                              MARCH 2006 (UNAUDITED)

                                TABLE OF CONTENTS
                                -----------------

FINANCIAL HIGHLIGHTS........................................................   1
INCOME STATEMENT............................................................   2
LIFE AND ANNUITY EARNINGS SUMMARY...........................................   4
   VARIABLE UNIVERSAL LIFE..................................................   6
   UNIVERSAL LIFE / INTEREST SENSITIVE......................................   8
   LIFE AND PRIVATE PLACEMENT SALES.........................................  10
   ANNUITIES................................................................  12
   SUPPLEMENTARY LIFE AND ANNUITY INFORMATION...............................  14
ASSET MANAGEMENT............................................................  16
ASSET MANAGEMENT - NET FLOWS AND ASSETS UNDER MANAGEMENT....................  18
VENTURE CAPITAL SEGMENT.....................................................  20
CORPORATE AND OTHER.........................................................  22
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT..............................  24
CONSOLIDATING FIRST QUARTER 2006 INCOME STATEMENT...........................  26
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY.........................  27
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY................................  28
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS...........................  29
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES........................  31

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
First Quarter 2006 (unaudited)
(amounts in millions, except per share data)

BALANCE SHEET INFORMATION
For the Period Ended:                                                                          December 31,
                                                        YTD March     -------------------------------------------------------------
                                                           2006           2005            2004            2003            2002
                                                      -------------   -------------   -------------   -------------   -------------
General Account Invested Assets                        $  16,525.4     $  16,717.2     $  17,334.6     $  17,242.8     $  16,812.8
Separate Account Assets                                    7,940.4         7,722.2         6,950.3         6,083.2         4,371.2
Total Assets                                              27,902.8        27,716.2        28,362.6        27,559.2        25,235.9
Indebtedness                                                 740.1           751.9           690.8           639.0           644.3
Total Stockholders' Equity                                 2,157.5         2,007.1         2,022.4         1,947.8         1,826.8
Total Stockholders' Equity, excluding SFAS 115,
  other accumulated OCI and FIN 46-R                       2,281.6         2,118.9     $   2,018.5     $   1,925.3     $   1,937.1
Average Equity, excluding other accumulated OCI,
  FIN 46-R and Discontinued Operations (1)             $   2,178.5     $   2,028.6

Debt to Total Capitalization                                  25.5%           27.3%           25.5%           24.7%           26.1%

Book Value Per Share                                   $     19.17     $     21.10     $     21.32     $      20.62    $     19.44
Book Value Per Share, excluding SFAS 115 and
  other accumulated OCI                                $     19.79     $     21.72     $     20.70     $      19.95    $     20.20
Book Value Per Share, excluding SFAS 115,
  other accumulated OCI and FIN 46-R                   $     20.27     $     22.28     $     21.27     $      20.39    $     20.61
Period-end Common Shares Outstanding                         112.6            95.1            94.9             94.4           94.0
                                                      =============   =============   =============   =============   =============

------------------------------------------------------------------------------------------------------------------------------------

INDEBTEDNESS:
Surplus Notes                                          $     204.2     $     204.2     $     204.2     $      175.0    $     175.0
Senior Unsecured Bonds - due 2008                            153.7           153.7           153.7            153.7          153.7
Senior Unsecured Bonds - due 2032                            300.0           300.0           300.0            300.0          300.0
Interest Rate Swap                                                             2.0             7.9             10.3           15.6
Bank Credit Facility                                          25.0            25.0            25.0
Other                                                         57.2            67.0
                                                      -------------   -------------   -------------   -------------   -------------
Total Indebtedness                                     $     740.1     $     751.9     $     690.8     $      639.0    $     644.3
                                                      =============   =============   =============   =============   =============

------------------------------------------------------------------------------------------------------------------------------------

STATUTORY FINANCIAL DATA FOR
PHOENIX LIFE INSURANCE COMPANY (2)
Capital, Surplus and Surplus Notes                     $     953.0     $     866.5     $     812.9     $      831.3    $     861.0
Asset Valuation Reserve (AVR)                                198.4           185.9           188.7            181.5          147.0
                                                      -------------   -------------   -------------   -------------   -------------
Capital, Surplus, Surplus Notes and AVR                $   1,151.4     $   1,052.4     $   1,001.6     $    1,012.8    $   1,008.0
                                                      =============   =============   =============   =============   =============
Policyholder Dividend Liability                        $     365.3     $     356.1     $     403.3     $      408.5    $     403.0
Interest Maintenance Reserve                           $     (23.8)    $     (23.1)    $     (31.3)    $      (30.2)   $      (2.0)
Statutory Gain From Operations                         $      16.9     $     106.2     $      35.1     $       69.7    $      44.5
Statutory Net Income                                   $      44.1     $      61.0     $      47.1     $       21.5    $       7.5
                                                      -------------

(1) This average equity is used for the calculation of segment return on equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R and the equity of discontinued operations.
(2) Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance Department of the State of New York. March 2006 amounts are preliminary.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
First Quarter 2006 (unaudited)
(amounts in millions, except per share data)


INCOME STATEMENT SUMMARY                              YTD March                                 December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
SEGMENT INCOME
Life Insurance (1)                           $      32.6    $      38.0    $     180.5    $     130.1    $     100.5    $      99.8
Annuities (1)                                        5.7            6.0           12.0           12.7           (1.1)         (19.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life and Annuity Segment                            38.3           44.0          192.5          142.8           99.4           80.3
Asset Management Segment                           (34.6)          (1.7)         (10.5)           0.1           (8.7)         (69.9)
Venture Capital Segment (2)                                        (2.2)          14.8           19.3           36.2          (59.3)
Corporate and Other Segment                        (17.4)         (16.3)         (69.6)         (59.1)         (47.8)         (40.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL SEGMENT INCOME (LOSS),
BEFORE INCOME TAXES                                (13.7)          23.8          127.2          103.1           79.1          (88.9)
Applicable Income Taxes (Benefit)                   (7.5)           7.0           25.5           22.5           21.8          (28.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL SEGMENT INCOME (LOSS)                         (6.2)          16.8          101.7           80.6           57.3          (60.4)
Net Realized Investment Gains (Losses)              11.4            1.1           25.5            5.7            3.2          (39.3)
Realized (losses)-Investments Pledged as
  Collateral Consolidated Under FIN 46-R            (1.0)           0.4            1.3          (12.9)          (2.4)         (26.3)
Realized and Unrealized Gains (Losses)
  on Equity Investment in Aberdeen                                 (7.0)          (7.0)          55.9          (55.0)
Share of Aberdeen's Extraordinary Charge
  for FSA Settlement                                                                            (14.7)
Surplus Notes Tender Costs                                                                       (6.4)
Management Restructuring and Early
  Retirement Costs                                  (2.5)          (1.9)         (12.4)         (21.9)          (8.5)         (28.5)
Deferred Policy Acquisition
  Cost Adjustments                                                                                                             15.1
Demutualization Related Items, Net                                                                                             (1.3)
Other income                                                                                                     1.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
INCOME (LOSS) FROM CONTINUING OPERATIONS             1.7            9.4          109.1           86.3           (4.1)        (140.7)
Income (Loss) from Discontinued Operations                                        (0.7)           0.1           (2.1)          (1.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT
OF ACCOUNTING CHANGES                                1.7            9.4          108.4           86.4           (6.2)        (142.0)
Cumulative Effect of Accounting changes                                                                                      (130.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME (LOSS)                            $       1.7    $       9.4    $     108.4    $      86.4    $      (6.2)   $    (272.3)
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
BASIC
Weighted-Average Shares Outstanding                103.6           94.9           95.0           94.7           94.2           97.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Segment Income (Loss) Per Share        $     (0.06)   $      0.18    $      1.07    $      0.85    $      0.61    $     (0.62)
Net Income (Loss) Per Share                  $      0.02    $      0.10    $      1.14    $      0.91    $     (0.07)   $     (2.78)

DILUTED
Weighted-Average Shares Outstanding
   and dilutive potential common shares (3)        106.2          102.3          102.4          100.8           96.6           97.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Segment Income (Loss) Per Share        $     (0.06)   $      0.16    $      0.99    $      0.80    $      0.59    $     (0.62)
Net Income (Loss) Per Share                  $      0.02    $      0.09    $      1.06    $      0.86    $     (0.07)   $     (2.78)
                                            =============

(1) Within the Life and Annuity segment, certain product lines have been reclassified from Other Life and Annuity and combined with the appropriate major product line. See additional information on page 4 of this supplement. This reclassification has been made for all periods presented.
(2) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.
(3) For the twelve months ended December 31, 2003, the weighted average common shares outstanding and dilutive potential common shares were 100.8 million. For the calculation of net loss per share, dilutive potential shares were not included because their effect would have been anti-dilutive.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
First Quarter 2006 (unaudited)
(amounts in millions, except per share data)

SEGMENT INCOME                                                                        2005                                 2006
                                                           ----------------------------------------------------------  -------------
Quarters ended                                                 March          June         September      December         March
                                                           -------------  -------------  -------------  -------------  -------------
Life Insurance (1)                                          $      38.0    $      68.3    $      38.1    $      36.1    $      32.6
Annuities (1)                                                       6.0           (9.6)           6.9            8.7            5.7
                                                           -------------  -------------  -------------  -------------  -------------
Life and Annuity Segment                                           44.0           58.7           45.0           44.8           38.3
Asset Management Segment                                           (1.7)           0.1          (10.1)           1.2          (34.6)
Venture Capital Segment (2)                                        (2.2)           2.7           12.7            1.6
Corporate and Other Segment                                       (16.3)         (16.4)         (18.7)         (18.2)         (17.4)
                                                           -------------  -------------  -------------  -------------  -------------
TOTAL SEGMENT INCOME (LOSS), BEFORE INCOME TAXES                   23.8           45.1           28.9           29.4          (13.7)
Applicable Income Taxes (Benefit)                                   7.0           14.2            2.5            1.8           (7.5)
                                                           -------------  -------------  -------------  -------------  -------------
TOTAL SEGMENT INCOME (LOSS)                                        16.8           30.9           26.4           27.6           (6.2)
Net Realized Investment Gains (Losses)                              1.1           (0.6)           1.1           23.9           11.4
Realized Gains (Losses) - Investments Pledged as
  Collateral Consolidated Under FIN 46-R                            0.4           (1.2)           0.9            1.2           (1.0)
Realized and Unrealized Losses on Equity Investment in
  Aberdeen                                                         (7.0)
Management Restructuring and Early Retirement Costs                (1.9)          (6.7)          (1.3)          (2.5)          (2.5)
                                                           -------------  -------------  -------------  -------------  -------------
INCOME FROM CONTINUING OPERATIONS                                   9.4           22.4           27.1           50.2            1.7
Loss from Discontinued Operations                                                                (0.7)
                                                           -------------  -------------  -------------  -------------  -------------
NET INCOME                                                  $       9.4    $      22.4    $      26.4    $      50.2    $       1.7
                                                           =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
BASIC
Weighted-Average Shares Outstanding                                94.9           95.0           95.1           95.1          103.6
                                                           -------------  -------------  -------------  -------------  -------------
Total Segment Income (Loss) Per Share                       $      0.18    $      0.32    $      0.28    $      0.29    $     (0.06)
Net Income Per Share                                        $      0.10    $      0.24    $      0.28    $      0.53    $      0.02

DILUTED
Weighted-Average Shares Outstanding and
 dilutive potential common shares                                 102.3          101.1          102.4          103.5          106.2
                                                           -------------  -------------  -------------  -------------  -------------
Total Segment Income (Loss) Per Share                       $      0.16    $      0.30    $      0.26    $      0.27    $     (0.06)
Net Income Per Share                                        $      0.09    $      0.22    $      0.26    $      0.48    $      0.02
                                                                                                                       -------------

(1) Within the Life and Annuity segment, certain product lines have been reclassified from Other Life and Annuity and combined with the appropriate major product line. See additional information on page 4 of this supplement. This reclassification has been made for all periods presented.
(2) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
First Quarter 2006 (unaudited)
($ in millions)

SEGMENT INCOME                                        YTD March                                 December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
                                            -------------  -------------  -------------  -------------  -------------  -------------
Variable Universal Life                      $       8.5    $       9.1    $      69.6    $      35.7    $      35.0    $      35.9
Universal Life (1)                                   7.9           10.3           47.9           34.4           21.7           26.3
Other Life and Annuity (2) (3)                       0.4            0.4            1.5            1.6            0.2           (0.7)
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL, NON-TRADITIONAL LIFE                         16.8           19.8          119.0           71.7           56.9           61.5
Traditional Life (3)                                15.8           18.2           61.5           58.4           43.6           38.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL, LIFE INSURANCE                               32.6           38.0          180.5          130.1          100.5           99.8
Annuities (3)                                        5.7            6.0           12.0           12.7           (1.1)         (19.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
SEGMENT INCOME, BEFORE INCOME TAXES                 38.3           44.0          192.5          142.8           99.4           80.3
Allocated Income Taxes (4)                          12.0           14.0           51.3           36.4           31.1           28.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
SEGMENT INCOME                               $      26.3    $      30.0    $     141.2    $     106.4    $      68.3    $      52.3
                                            =============  =============  =============  =============  =============  =============

(1)    Universal Life includes interest sensitive whole life contracts.
(2)    Other Life and Annuity includes WS Griffith prior to 2005.
(3) Certain product lines have been reclassified from Other Life and Annuity to the appropriate major product line. Specifically, term life and an old block of corporate owned life insurance were combined with participating life insurance and renamed Traditional Life. Also, single premium deposit annuities, single premium immediate annuities, flexible annuities and certain other annuity product lines were combined with Annuities. These reclassifications have been made for all periods presented.
(4) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
First Quarter 2006 (unaudited)
($ in millions)

SEGMENT INCOME                                                                        2005                                 2006
                                                           ----------------------------------------------------------  -------------
Quarters ended                                                 March          June         September      December         March
                                                           -------------  -------------  -------------  -------------  -------------
Variable Universal Life                                     $       9.1    $      37.8    $      13.9    $       8.8    $       8.5
Universal Life (1)                                                 10.3           23.0            7.6            7.0            7.9
Other Life and Annuity (2) (3)                                      0.4            0.6           (0.0)           0.5            0.4
                                                           -------------  -------------  -------------  -------------  -------------
TOTAL, NON-TRADITIONAL LIFE                                        19.8           61.4           21.5           16.3           16.8
Traditional Life (3)                                               18.2            6.9           16.6           19.8           15.8
                                                           -------------  -------------  -------------  -------------  -------------
TOTAL, LIFE INSURANCE                                              38.0           68.3           38.1           36.1           32.6
Annuities (3)                                                       6.0           (9.6)           6.9            8.7            5.7
                                                           -------------  -------------  -------------  -------------  -------------
SEGMENT INCOME, BEFORE INCOME TAXES                                44.0           58.7           45.0           44.8           38.3
Allocated Income Taxes                                             14.0           19.1            8.6            9.6           12.0
                                                           -------------  -------------  -------------  -------------  -------------
SEGMENT INCOME                                              $      30.0    $      39.6    $      36.4    $      35.2    $      26.3
                                                           =============  =============  =============  =============  =============

(1)   Universal Life includes interest sensitive whole life contracts.
(2)   Other Life and Annuity includes WS Griffith prior to 2005.
(3) Certain product lines have been reclassified from Other Life and Annuity to the appropriate major product line. Specifically, term life and an old block of corporate owned life insurance were combined with participating life insurance and renamed Traditional Life. Also, single premium deposit annuities, single premium immediate annuities, flexible annuities and certain other annuity product lines were combined with annuities. These reclassifications have been made for all periods presented.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
First Quarter 2006 (unaudited)
($ in millions)

                                                       YTD March                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $       7.2    $       7.4    $      32.5    $      29.7    $      30.1    $      31.4
Cost of Insurance (COI)                             19.6           19.0           76.7           74.6           72.2           66.4
Interest Earned                                      1.6            1.5            6.3            5.9            5.5            7.0
Surrender Charges                                    2.1            1.9            7.1            6.9            7.0            4.4
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                      30.5           29.8          122.6          117.1          114.8          109.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Death and Disability Benefits                    8.3            9.0           28.5           30.8           23.4           22.9
Interest Credited                                    1.0            1.3            4.6            0.9            1.0
DAC Amortized                                        6.8            4.3           (4.4)           4.6            7.4
Operating Expenses                                   5.9            6.1           24.3           45.1           48.0           50.4
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                      22.0           20.7           53.0           81.4           79.8           73.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME BEFORE TAX                  $       8.5    $       9.1    $      69.6    $      35.7    $      35.0    $      35.9
                                            =============  =============  =============  =============  =============  =============

-----------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                  $       2.9    $       3.6    $      13.6    $       4.0    $       5.2
Controllable Expenses and Other                      6.8            6.7           26.8           66.5           76.7    $     118.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL CURRENT EXPENSES                               9.7           10.3           40.4           70.5           81.9          118.5
Deferred Acquisition Costs                          (3.8)          (4.2)         (16.1)         (25.4)         (33.9)         (68.1)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                           $       5.9    $       6.1    $      24.3    $      45.1    $      48.0    $      50.4
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                     $      46.0    $      63.3    $     217.9    $     245.5    $     353.4    $     465.7
Surrenders                                         (19.2)         (27.4)         (94.2)         (75.4)         (69.4)         (37.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET SALES                                           26.8           35.9          123.7          170.1          284.0          428.1
Deaths                                              (2.7)          (0.9)          (3.6)          (2.2)          (1.4)          (1.8)
Interest Credited                                  101.0           (9.3)         141.5          170.0          262.7         (150.6)
Fees                                                (7.1)          (7.5)         (30.3)         (31.0)         (36.4)         (35.8)
Cost of Insurance                                  (18.9)         (18.4)         (74.6)         (72.4)         (69.8)         (66.4)
                                            -------------  -------------  -------------  -------------  -------------  -------------
CHANGE IN FUM                                       99.1           (0.2)         156.7          234.5          439.1          173.5
Beginning Balance                                2,099.8        1,943.1        1,943.1        1,708.6        1,269.5        1,096.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                          $   2,198.9    $   1,942.9    $   2,099.8    $   1,943.1    $   1,708.6    $   1,269.5
                                            =============  =============  =============  =============  =============  =============

Life Insurance In Force (1)                  $  24,652.2    $  25,189.9    $  24,767.7    $  25,382.0    $  24,603.0    $  23,788.2
                                            =============  =============  =============  =============  =============  =============

(1) 2006, 2005 and 2004 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
First Quarter 2006 (unaudited)
($ in millions)

                                                                                      2005                                 2006
                                                           ----------------------------------------------------------  -------------
Quarters ended                                                 March          June         September      December         March
                                                           -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                                        $       7.4    $      10.3    $       6.8    $       8.0    $       7.2
Cost of Insurance (COI)                                            19.0           19.1           19.2           19.4           19.6
Interest Earned                                                     1.5            1.5            2.0            1.3            1.6
Surrender Charges                                                   1.9            1.7            1.7            1.8            2.1
                                                           -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                                     29.8           32.6           29.7           30.5           30.5
                                                           -------------  -------------  -------------  -------------  -------------

Net Death and Disability Benefits                                   9.0            8.2            4.0            7.3            8.3
Interest Credited                                                   1.3            1.1            1.1            1.1            1.0
DAC Amortized                                                       4.3          (21.1)           4.4            8.0            6.8
Operating Expenses                                                  6.1            6.6            6.3            5.3            5.9
                                                           -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                                     20.7           (5.2)          15.8           21.7           22.0
                                                           -------------  -------------  -------------  -------------  -------------

OPERATING INCOME BEFORE TAX                                 $       9.1    $      37.8    $      13.9    $       8.8    $       8.5
                                                           -=============  =============  =============  =============  ============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                                 $       3.6    $       3.3    $       3.3    $       3.4    $       2.9
Controllable Expenses and Other                                     6.7            7.6            6.9            5.6            6.8
                                                           -------------  -------------  -------------  -------------  -------------
TOTAL CURRENT EXPENSES                                             10.3           10.9           10.2            9.0            9.7
Deferred Acquisition Costs                                         (4.2)          (4.3)          (3.9)          (3.7)          (3.8)

                                                           -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                                          $       6.1    $       6.6    $       6.3    $       5.3    $       5.9
                                                           =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                                    $      63.3    $      49.0    $      43.1    $      62.5    $      46.0
Surrenders                                                        (27.4)         (19.6)         (24.1)         (23.1)         (19.2)
                                                           -------------  -------------  -------------  -------------  -------------
NET SALES                                                          35.9           29.4           19.0           39.4           26.8
Deaths                                                             (0.9)          (0.7)          (0.2)          (1.8)          (2.7)
Interest Credited                                                  (9.3)          22.0           79.0           49.8          101.0
Fees                                                               (7.5)          (7.7)          (7.3)          (7.8)          (7.1)
Cost of Insurance                                                 (18.4)         (18.6)         (18.7)         (18.9)         (18.9)
                                                           -------------  -------------  -------------  -------------  -------------
CHANGE IN FUM                                                      (0.2)          24.4           71.8           60.7           99.1
Beginning Balance                                               1,943.1        1,942.9        1,967.3        2,039.1        2,099.8
                                                           -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                                         $   1,942.9    $   1,967.3    $   2,039.1    $   2,099.8    $   2,198.9
                                                           =============  =============  =============  =============  =============

Life Insurance In Force (1)                                 $  25,189.9    $  25,041.0    $  24,930.2    $  24,767.7    $  24,652.2
                                                           =============  =============  =============  =============  =============

(1) 2006 and 2005 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
First Quarter 2006 (unaudited)
($ in millions)

                                                       YTD March                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $       8.0    $       4.7    $      17.9    $      19.1    $      17.3    $      11.9
Cost of Insurance (COI)                             42.0           24.0          109.9           90.7           78.9           71.6
Interest Earned                                     27.0           25.4          108.7          100.4           98.2          108.4
Surrender Charges                                    1.0            0.5            3.2            3.2            2.5            3.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                      78.0           54.6          239.7          213.4          196.9          195.8
                                            -------------  -------------  -------------  -------------  -------------  -------------

Net Death and Disability Benefits                   27.6           13.9           61.8           58.4           51.4           40.4
Interest Credited                                   19.4           18.5           74.5           19.1           20.2
DAC Amortized                                        9.6            6.3           17.9            4.1            4.1
Operating Expenses                                  13.5            5.6           37.6           97.4           99.5          129.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                      70.1           44.3          191.8          179.0          175.2          169.5
                                            -------------  -------------  -------------  -------------  -------------  -------------

OPERATING INCOME BEFORE TAX                  $       7.9    $      10.3    $      47.9    $      34.4    $      21.7    $      26.3
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                  $      34.7    $       5.4    $      51.1    $       6.9    $       6.2
Controllable Expenses and Other                     51.6           13.8           96.5          154.0          168.2    $     169.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL CURRENT EXPENSES                              86.3           19.2          147.6          160.9          174.4          169.3
Deferred Acquisition Costs                         (72.8)         (13.6)        (110.0)         (63.5)         (74.9)         (40.2)

                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                           $      13.5    $       5.6    $      37.6    $      97.4    $      99.5    $     129.1
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
  Deposits                                   $     135.5    $      54.9    $     297.8    $     229.4    $     217.8    $     149.3
  Surrenders                                       (22.5)         (23.3)         (94.1)        (126.2)        (118.6)        (107.4)
                                            -------------  -------------  -------------  -------------  -------------  -------------
    NET SALES                                      113.0           31.6          203.7          103.2           99.2           41.9
  Deaths                                            (6.8)          (4.6)         (22.3)         (16.9)         (19.4)         (25.0)
  Interest Credited                                 19.4           18.5           78.7           74.6           78.0           85.8
  Fees                                             (11.4)          (4.9)         (26.8)         (23.5)         (24.9)         (16.7)
  Cost of Insurance                                (42.0)         (24.0)        (109.9)         (90.7)         (78.9)         (71.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
    CHANGE IN FUM                                   72.2           16.6          123.4           46.7           54.0           14.4
Beginning Balance                                1,734.1        1,610.7        1,610.7        1,564.0        1,510.0        1,495.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                          $   1,806.3    $   1,627.3    $   1,734.1    $   1,610.7    $   1,564.0    $   1,510.0
                                            =============  =============  =============  =============  =============  =============

Life Insurance In Force                      $  17,667.4    $  14,328.7    $  16,303.0    $  14,103.7    $  12,830.3    $  10,476.7
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
First Quarter 2006 (unaudited)
($ in millions)

                                                                                      2005                                 2006
                                                           ----------------------------------------------------------  -------------
Quarters ended                                                 March          June         September      December         March
                                                           -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                                        $       4.7    $       1.2    $       4.9    $       7.1    $       8.0
Cost of Insurance (COI)                                            24.0           24.9           27.6           33.4           42.0
Interest Earned                                                    25.4           26.2           28.6           28.5           27.0
Surrender Charges                                                   0.5            0.7            0.9            1.1            1.0
                                                           -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                                     54.6           53.0           62.0           70.1           78.0
                                                           -------------  -------------  -------------  -------------  -------------

Net Death and Disability Benefits                                  13.9           13.7           16.1           18.1           27.6
Interest Credited                                                  18.5           18.3           18.9           18.8           19.4
DAC Amortized                                                       6.3          (10.3)           9.1           12.8            9.6
Operating Expenses                                                  5.6            8.3           10.3           13.4           13.5
                                                           -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                                     44.3           30.0           54.4           63.1           70.1
                                                           -------------  -------------  -------------  -------------  -------------

OPERATING INCOME BEFORE TAX                                 $      10.3    $      23.0    $       7.6    $       7.0    $       7.9
                                                           =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                                 $       5.4    $       7.1    $      12.6    $      26.0    $      34.7
Controllable Expenses and Other                                    13.8           16.3           23.1           43.3           51.6
                                                           -------------  -------------  -------------  -------------  -------------
TOTAL CURRENT EXPENSES                                             19.2           23.4           35.7           69.3           86.3
Deferred Acquisition Costs                                        (13.6)         (15.1)         (25.4)         (55.9)         (72.8)

                                                           -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                                          $       5.6    $       8.3    $      10.3    $      13.4    $      13.5
                                                           =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
  Deposits                                                  $      54.9    $      57.7    $      73.9    $     111.3    $     135.5
  Surrenders                                                      (23.3)         (24.7)         (27.4)         (18.7)         (22.5)
                                                           -------------  -------------  -------------  -------------  -------------
    NET SALES                                                      31.6           33.0           46.5           92.6          113.0
  Deaths                                                           (4.6)          (7.0)          (5.8)          (4.9)          (6.8)
  Interest Credited                                                18.5           18.4           18.8           23.0           19.4
  Fees                                                             (4.9)          (5.2)          (7.1)          (9.6)         (11.4)
  Cost of Insurance                                               (24.0)         (24.9)         (27.6)         (33.4)         (42.0)
                                                           -------------  -------------  -------------  -------------  -------------
    CHANGE IN FUM                                                  16.6           14.3           24.8           67.7           72.2
  Beginning Balance                                             1,610.7        1,627.4        1,641.6        1,666.4        1,734.1
                                                           -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                                         $   1,627.3    $   1,641.7    $   1,666.4    $   1,734.1    $   1,806.3
                                                           =============  =============  =============  =============  =============

Life Insurance In Force                                     $  14,328.7    $  14,583.3    $  15,126.3    $  16,303.0    $  17,667.4
                                                           =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
First Quarter 2006 (unaudited)
($ in millions)

                                                       YTD March                                December 31,
                                            ----------------------------  ----------------------------------------------------------
LIFE INSURANCE SALES                             2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
WHOLESALER CHANNEL
Variable Universal Life                      $       2.8    $       6.2    $      16.1    $      18.2    $      30.1    $      62.5
Universal Life/Interest Sensitive                   83.5           10.8          104.4           47.5           67.6           36.9
Term Life                                            5.5            3.8           16.4           15.3           19.2           15.1
Participating Whole Life                                                                                         0.6            4.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life Insurance Annualized Premium (1)               91.8           20.8          136.9           81.0          117.5          119.3
                                            =============  =============  =============  =============  =============  =============
Variable Universal Life                              1.1            0.8            6.4           10.8           20.1           25.1
Universal Life/Interest Sensitive                   18.0            8.5           49.2           53.2           61.6           29.9
Participating Whole Life                                                                                                        0.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life Insurance Single Premium                       19.1            9.3           55.6           64.0           81.7           55.8
                                            =============  =============  =============  =============  =============  =============

Variable Universal Life                              3.9            7.0           22.5           29.0           50.2           87.6
Universal Life/Interest Sensitive                  101.5           19.3          153.6          100.7          129.2           66.8
Term Life                                            5.5            3.8           16.4           15.3           19.2           15.1
Participating Whole Life                                                                                         0.6            5.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Wholesaler Life Insurance Premium (2)  $     110.9    $      30.1    $     192.5    $     145.0    $     199.2    $     175.1
                                            =============  =============  =============  =============  =============  =============

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized
  and single)                                $       8.5    $      14.3    $      46.5    $      60.1    $     149.5    $     222.5
Annuity                                              3.4          487.6          773.8          152.6          394.9          142.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Private Placement Life and
  Annuity Deposits                           $      11.9    $     501.9    $     820.3    $     212.7    $     544.4    $     365.1
                                            =============  =============  =============  =============  =============  =============

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT     $   2,783.9    $   2,414.1    $   2,776.4    $   1,898.5    $   1,535.5    $     864.7
                                            =============  =============  =============  =============  =============  =============

(1) Annualized Premium represents first year premiums on an annual basis.
(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
First Quarter 2006 (unaudited)
($ in millions)

                                                                                      2005                                 2006
LIFE INSURANCE SALES                                       ----------------------------------------------------------  -------------
Quarters ended                                                 March          June         September      December         March
                                                           -------------  -------------  -------------  -------------  -------------
WHOLESALER CHANNEL
Variable Universal Life                                     $       6.2    $       3.6    $       3.1    $       3.2    $       2.8
Universal Life/Interest Sensitive                                  10.8           14.2           22.5           56.9           83.5
Term Life                                                           3.8            3.8            3.9            4.9            5.5
                                                           -------------  -------------  -------------  -------------  -------------
Life Insurance Annualized Premium (1)                              20.8           21.6           29.5           65.0           91.8
                                                           =============  =============  =============  =============  =============

Variable Universal Life                                             0.8            1.6            1.7            2.3            1.1
Universal Life/Interest Sensitive                                   8.5           11.3           11.6           17.8           18.0
                                                           -------------  -------------  -------------  -------------  -------------
Life Insurance Single Premium                                       9.3           12.9           13.3           20.1           19.1
                                                            =============  =============  =============  =============  ============

Variable Universal Life                                             7.0            5.2            4.8            5.5            3.9
Universal Life/Interest Sensitive                                  19.3           25.5           34.1           74.7          101.5
Term Life                                                           3.8            3.8            3.9            4.9            5.5
                                                           -------------  -------------  -------------  -------------  -------------
Total Wholesaler Life Insurance Premium (2)                 $      30.1    $      34.5    $      42.8    $      85.1    $     110.9
                                                           =============  =============  =============  =============  =============

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized and single)             $      14.3    $      11.3    $       2.3    $      18.6    $       8.5
Annuity                                                           487.6           11.9           11.0          263.3            3.4
                                                           -------------  -------------  -------------  -------------  -------------
Total Private Placement Life and Annuity Deposits           $     501.9    $      23.2    $      13.3    $     281.9    $      11.9
                                                           =============  =============  =============  =============  =============

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT                    $   2,414.1    $   2,343.1    $   2,431.6    $   2,776.4    $   2,783.9
                                                           =============  =============  =============  =============  =============

(1) Annualized Premium represents first year premiums on an annual basis.
(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
First Quarter 2006 (unaudited)
($ in millions)

                                                       YTD March                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $      16.6    $      16.5    $      65.4    $      63.8    $      57.1    $      57.5
Surrender Charges                                    1.5            1.9            7.0            5.8            7.4            6.6
Interest earned on GIA and Required Interest        35.5           41.6          165.1          158.0          150.0          109.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                      53.6           60.0          237.5          227.6          214.5          173.2
                                            -------------  -------------  -------------  -------------  -------------  -------------

Mortality Cost                                       0.3            1.1            6.6            8.9            5.3           12.0
DAC Amortized                                       11.2           13.6           62.6            6.9            9.5
Interest Credited                                   25.1           29.2          112.1           29.3           33.3
Operating Expenses                                  11.3           10.1           44.2          169.8          167.5          180.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                      47.9           54.0          225.5          214.9          215.6          192.7
                                            -------------  -------------  -------------  -------------  -------------  -------------

OPERATING INCOME (LOSS) BEFORE TAX           $       5.7    $       6.0    $      12.0    $      12.7    $      (1.1)   $     (19.5)
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                  $       9.9    $       9.8    $      38.2    $      12.6    $      16.7
Controllable Expenses and Other                     10.1            8.5           37.9          200.9          216.3    $     283.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Current Expenses                              20.0           18.3           76.1          213.5          233.0          283.3
Deferred Acquisition Costs                          (8.7)          (8.2)         (31.9)         (43.7)         (65.5)        (102.6)

                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                           $      11.3    $      10.1    $      44.2    $     169.8    $     167.5    $     180.7
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
  Deposits                                   $      96.3    $     580.9    $   1,113.5    $     671.2    $   1,428.3    $   2,258.4
  Surrenders                                      (490.7)        (227.5)      (1,180.9)        (803.1)        (865.6)        (754.4)
                                            -------------  -------------  -------------  -------------  -------------  -------------
    NET SALES                                     (394.4)         353.4          (67.4)        (131.9)         562.7        1,504.0
  Deaths                                           (22.6)         (22.3)         (80.2)         (81.6)         (71.4)         (40.6)
  Interest Credited                                319.2           (1.0)         545.8          628.2          895.2         (330.6)
  Fees                                             (15.8)         (16.3)         (63.0)         (59.8)         (57.7)         (58.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
    CHANGE IN FUM                                 (113.6)         313.8          335.2          354.9        1,328.8        1,074.0
Beginning Balance                                8,038.1        7,702.9        7,702.9        7,348.0        6,019.2        4,945.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                          $   7,924.5    $   8,016.7    $   8,038.1    $   7,702.9    $   7,348.0    $   6,019.2
                                            =============  =============  =============  =============  =============  =============

VA Funds in Guaranteed Interest Accounts (1) $   1,355.0    $   1,873.8    $   1,553.8    $   1,939.1    $   2,067.4    $   2,159.3
                                            =============  =============  =============  =============  =============  =============

Fixed Annuities (1)                          $   1,005.2    $   1,165.9    $   1,011.4    $   1,175.5    $   1,216.3    $     902.1
                                            =============  =============  =============  =============  =============  =============

(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
ANNUITIES
First Quarter 2006 (unaudited)
($ in millions)

                                                                                      2005                                 2006
                                                           ----------------------------------------------------------  -------------
Quarters ended                                                 March          June         September      December         March
                                                           -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                                        $      16.5    $      16.1    $      16.3    $      16.5    $      16.6
Surrender Charges                                                   1.9            2.0            1.3            1.8            1.5
Interest earned on GIA and Required Interest                       41.6           39.9           41.0           42.6           35.5
                                                           -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                                     60.0           58.0           58.6           60.9           53.6
                                                           -------------  -------------  -------------  -------------  -------------

Mortality Cost                                                      1.1            2.2            0.6            2.7            0.3
DAC Amortized                                                      13.6           24.7           12.3           12.0           11.2
Interest Credited                                                  29.2           28.5           27.7           26.7           25.1
Operating Expenses                                                 10.1           12.2           11.1           10.8           11.3
                                                           -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                                     54.0           67.6           51.7           52.2           47.9
                                                           -------------  -------------  -------------  -------------  -------------

OPERATING INCOME (LOSS) BEFORE TAX                          $       6.0    $      (9.6)   $       6.9    $       8.7    $       5.7
                                                           =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                                 $       9.8    $       9.2    $       9.7    $       9.5    $       9.9
Controllable Expenses and Other                                     8.5            9.9            9.7            9.8           10.1
                                                           -------------  -------------  -------------  -------------  -------------
Total Current Expenses                                             18.3           19.1           19.4           19.3           20.0
Deferred Acquisition Costs                                         (8.2)          (6.9)          (8.3)          (8.5)          (8.7)

                                                           -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                                          $      10.1    $      12.2    $      11.1    $      10.8    $      11.3
                                                           =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
  Deposits                                                  $     580.9    $      93.5    $      92.5    $     346.6    $      96.3
  Surrenders                                                     (227.5)        (337.4)        (294.3)        (321.7)        (490.7)
                                                           -------------  -------------  -------------  -------------  -------------
     NET SALES                                                    353.4         (243.9)        (201.8)          24.9         (394.4)
  Deaths                                                          (22.3)         (18.0)         (18.2)         (21.7)         (22.6)
  Interest Credited                                                (1.0)          85.6          278.9          182.3          319.2
  Fees                                                            (16.3)         (15.6)         (15.4)         (15.7)         (15.8)
                                                           -------------  -------------  -------------  -------------  -------------
     CHANGE IN FUM                                                313.8         (191.9)          43.5          169.8         (113.6)
Beginning Balance                                               7,702.9        8,016.7        7,824.8        7,868.3        8,038.1
                                                           -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                                         $   8,016.7    $   7,824.8    $   7,868.3    $   8,038.1    $   7,924.5
                                                           =============  =============  =============  =============  =============

VA Funds in Guaranteed Interest Accounts (1)                $   1,873.8    $   1,796.4    $   1,706.1    $   1,553.8    $   1,355.0
                                                           =============  =============  =============  =============  =============

Fixed Annuities (1)                                         $   1,165.9    $   1,153.2    $   1,203.2    $   1,011.4    $   1,005.2
                                                           =============  =============  =============  =============  =============

(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
First Quarter 2006 (unaudited)
($ in millions)

                                                       YTD March                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
DEFERRED ACQUISITION COSTS
Variable Universal Life                      $     349.9    $     332.3    $     353.0    $     332.5    $     329.3    $     310.3
Universal Life                                     417.7          269.2          354.7          262.0          219.2          163.1
Variable Annuities                                 281.7          294.9          281.3          299.0          291.8          267.9
Fixed Annuities                                     38.2           44.7           38.8           46.0           45.2           26.3
Participating                                      548.1          579.9          544.2          577.0          576.3          573.1
Offset for Unrealized Investment
  Gains and Losses                                  22.5          (26.7)         (16.0)         (86.6)         (94.1)        (106.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total                                        $   1,658.1    $   1,494.3    $   1,556.0    $   1,429.9    $   1,367.7    $   1,234.1
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM
  DEATH BENEFITS
Death Benefit in Excess of Fund Value        $     291.6    $     459.3    $     335.5    $     441.1    $     616.9    $   1,148.4
Death Benefit in Excess of Fund Value,
  Net of Reinsurance                                66.5          130.1           82.1          123.5          183.0          234.9
Statutory Reserve, Net of Reinsurance               13.2           15.8           13.8           15.0           17.3           15.8
GAAP Reserve, Net of Reinsurance             $       9.3    $       9.3    $      10.7    $       9.1    $       7.8    $       6.7
                                             ------------


THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
First Quarter 2006 (unaudited)
($ in millions)

                                                                                      2005                                 2006
                                                           ----------------------------------------------------------  -------------
Quarters ended                                                 March          June         September      December         March
                                                           -------------  -------------  -------------  -------------  -------------
DEFERRED ACQUISITION COSTS
Variable Universal Life                                     $     332.3    $     357.8    $     357.2    $     353.0    $     349.9
Universal Life                                                    269.2          294.6          311.0          354.7          417.7
Variable Annuities                                                294.9          281.3          280.6          281.3          281.7
Fixed Annuities                                                    44.7           40.4           39.0           38.8           38.2
Participating                                                     579.9          570.2          573.3          544.2          548.1
Offset for Unrealized Investment Gains and Losses                 (26.7)         (83.6)         (29.0)         (16.0)          22.5
                                                           -------------  -------------  -------------  -------------  -------------
Total                                                       $   1,494.3    $   1,460.7    $   1,532.1    $   1,556.0    $   1,658.1
                                                           =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH BENEFITS
Death Benefit in Excess of Fund Value                       $     459.3    $     425.0    $     371.1    $     335.5    $     291.6
Death Benefit in Excess of Fund Value, Net of Reinsurance         130.1          114.0           93.1           82.1           66.5
Statutory Reserve, Net of Reinsurance                              15.8           15.0           14.1           13.8           13.2
GAAP Reserve, Net of Reinsurance                            $       9.3    $       9.6    $       9.8    $      10.7    $       9.3
                                                                                                                       -------------

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
First Quarter 2006 (unaudited)
($ in millions)

                                                       YTD March                                December 31,
                                            ----------------------------  ----------------------------------------------------------
SEGMENT INCOME                                    2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
Investment Management Fees                   $      36.5    $      49.5    $     182.1    $     219.0    $     205.5    $     219.2
Mutual Funds - Ancillary Fees (1)                   10.6            9.8           40.5           38.3           35.5           38.7
Other Revenue                                        1.4            1.3            5.5            7.7            9.3           10.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                      48.5           60.6          228.1          265.0          250.3          268.1
                                            -------------  -------------  -------------  -------------  -------------  -------------

Employment Expenses                                 22.5           29.2          103.9          132.6          129.6          134.9
Other Operating Expenses (1)                        20.4           21.8           86.4           85.9           86.7           93.4
Amortization of Intangibles                          8.0            8.4           33.2           33.8           33.2           32.5
Intangible Asset Impairments                        32.5                          10.6                                         66.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Operating Expenses                            83.4           59.4          234.1          252.3          249.5          327.1
                                            -------------  -------------  -------------  -------------  -------------  -------------

Management Income (Loss)                           (34.9)           1.2           (6.0)          12.7            0.8          (59.0)
Other Income - Net                                   0.3            0.4            2.2            1.7            2.5            1.0
Minority Interest                                                  (3.2)          (6.7)         (14.3)         (12.0)         (11.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Income (Loss), before income taxes         (34.6)          (1.7)         (10.5)           0.1           (8.7)         (69.9)
Applicable Income Taxes (Benefit)                  (13.4)          (0.5)          (4.7)           2.3           (3.3)          (6.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Loss                                 $     (21.2)   $      (1.2)   $      (5.8)   $      (2.2)   $      (5.4)   $     (63.9)
                                            =============  =============  =============  =============  =============  =============

(1) Prior to 2004, mutual funds - ancillary fees were presented net of trail commissions. Effective for 2004, trail commissions are presented as other operating expenses. All prior periods have been conformed to the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
First Quarter 2006 (unaudited)
($ in millions)

                                                                                      2005                                 2006
                                                           ----------------------------------------------------------  -------------
SEGMENT INCOME                                                 March          June         September      December         March
                                                           -------------  -------------  -------------  -------------  -------------
Investment Management Fees                                  $      49.5    $      46.6    $      46.8    $      39.3    $      36.5
Mutual Funds - Ancillary Fees                                       9.8           10.1           10.3           10.4           10.6
Other Revenue                                                       1.3            1.6            1.4            1.1            1.4
                                                           -------------  -------------  -------------  -------------  -------------
Total Revenues                                                     60.6           58.3           58.5           50.8           48.5
                                                           -------------  -------------  -------------  -------------  -------------

Employment Expenses                                                29.2           27.3           26.9           20.5           22.5
Other Operating Expenses                                           21.9           21.3           21.6           21.8           20.4
Amortization of Intangibles                                         8.4            8.3            8.3            8.1            8.0
Intangible Asset Impairments                                                                     10.6                          32.5
                                                           -------------  -------------  -------------  -------------  -------------
Total Operating Expenses                                           59.5           56.9           67.4           50.4           83.4
                                                           -------------  -------------  -------------  -------------  -------------

Management Income (Loss)                                            1.1            1.2           (8.9)           0.4          (34.9)
Other Income - Net                                                  0.4            0.7            0.4            0.8            0.3
Minority Interest                                                  (3.2)          (1.9)          (1.6)
                                                           -------------  -------------  -------------  -------------  -------------
Segment Income (Loss), before income taxes                         (1.7)           0.1          (10.1)           1.2          (34.6)
Applicable Income Taxes (Benefit)                                  (0.5)           0.1           (4.5)           0.2          (13.4)
                                                           -------------  -------------  -------------  -------------  -------------
Segment Income (Loss)                                       $      (1.2)   $       0.0    $      (5.6)   $       1.0    $     (21.2)
                                                           =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
First Quarter 2006 (unaudited)
($ in millions)

                                                      YTD March                                  December 31,
                                              ---------------------------  ---------------------------------------------------------
                                                   2006         2005           2005            2004         2003          2002
                                              ------------- -------------  -------------  ------------- ------------- --------------
RETAIL PRODUCTS:
Managed Accounts
----------------
Deposits and reinvestments                     $     329.1   $     508.1    $   1,760.3    $   2,109.9   $   2,268.3   $    4,421.1
Redemptions and withdrawals                       (1,465.9)     (1,499.8)      (5,722.8)      (5,203.0)     (2,656.6)      (2,716.3)
                                              ------------- -------------  -------------  ------------- ------------- --------------
    Net Flows                                     (1,136.8)       (991.7)      (3,962.5)      (3,093.1)       (388.3)       1,704.8
Performance                                          461.5        (527.9)         (62.6)         950.3       1,537.5       (3,278.2)
Acquisitions (dispositions) / Other                   71.0                       (158.0)                                    7,244.3
                                              ------------- -------------  -------------  ------------- ------------- --------------
    Net Change in AUM                               (604.3)     (1,519.6)      (4,183.1)      (2,142.8)      1,149.2        5,670.9
Assets under management, beginning of period       9,332.5      13,515.6       13,515.6       15,658.4      14,509.2        8,838.3
                                              ------------- -------------  -------------  ------------- ------------- --------------
Assets under management, end of period         $   8,728.2   $  11,996.0    $  9,332.5     $  13,515.6   $  15,658.4   $   14,509.2
                                              ============= =============  =============  ============= ============= ==============

Mutual Funds
------------
Deposits and reinvestments                     $     640.4   $     515.3    $   2,030.4    $   1,673.2   $   1,489.2   $    1,213.2
Redemptions and withdrawals                         (620.8)       (702.0)      (2,444.0)      (2,004.5)     (1,683.6)      (1,983.9)
                                              ------------- -------------  -------------  ------------- ------------- --------------
    Net Flows                                         19.6        (186.7)        (413.6)        (331.3)       (194.4)        (770.7)
Performance                                          349.4        (310.3)         184.1          805.9       1,588.8       (2,018.9)
Money market funds net change in AUM                  (0.1)          5.5          (28.4)         (28.9)        (45.2)          (4.4)
Acquisitions (dispositions) / Other                  185.0           1.4          120.1          105.7         (80.6)          54.6
                                              ------------- -------------  -------------  ------------- ------------- --------------
    Net Change in AUM                                553.9        (490.1)        (137.8)         551.4       1,268.6       (2,739.4)
Assets under management, beginning of period      12,147.2      12,285.0       12,285.0       11,733.6      10,465.0       13,204.4
                                              ------------- -------------  -------------  ------------- ------------- --------------
Assets under management, end of period         $  12,701.1   $  11,794.9    $  12,147.2    $  12,285.0   $  11,733.6   $   10,465.0
                                              ============= =============  =============  ============= ============= ==============

INSTITUTIONAL PRODUCTS:
Deposits and reinvestments                     $     574.6   $   4,037.2    $   5,545.1    $   2,885.2   $   3,230.7   $    3,419.3
Redemptions and withdrawals                         (940.6)     (1,341.7)      (6,599.1)      (5,389.2)     (3,505.3)      (4,630.8)
                                              ------------- -------------  -------------  ------------- ------------- --------------
    Net Flows                                       (366.0)      2,695.5       (1,054.0)      (2,504.0)       (274.6)      (1,211.5)
Performance                                          283.7        (242.7)         367.2        1,140.5       2,333.0       (2,539.6)
Acquisitions (dispositions) / Other                  (14.2)        (15.5)         (63.3)         234.3         (76.0)          11.5
                                              ------------- -------------  -------------  ------------- ------------- --------------
    Net Change in AUM                                (96.5)      2,437.3         (750.1)      (1,129.2)      1,982.4       (3,739.6)
Assets under management, beginning of period      13,433.4      14,183.5       14,183.5       15,312.7      13,330.3       17,069.9
                                              ------------- -------------  -------------  ------------- ------------- --------------
Assets under management, end of period         $  13,336.9   $  16,620.8    $  13,433.4    $  14,183.5   $  15,312.7   $   13,330.3
                                              ============= =============  =============  ============= ============= ==============
STRUCTURED FINANCE PRODUCTS:
Deposits and reinvestments                     $      13.8   $       0.5    $   1,002.3    $       1.7   $       1.1   $    1,193.3
Redemptions and withdrawals                         (196.9)        (63.0)      (1,157.9)        (659.2)       (303.1)        (244.6)
                                              ------------- -------------  -------------  ------------- ------------- --------------
    Net Flows                                       (183.1)        (62.5)        (155.6)        (657.5)       (302.0)         948.7
Performance                                           37.4         (48.7)        (258.9)          26.0         327.0          (28.8)
                                              ------------- -------------  -------------  ------------- ------------- --------------
    Net Change in AUM                               (145.7)       (111.2)        (414.5)        (631.5)         25.0          919.8
Assets under management, beginning of period       2,509.8       2,924.3        2,924.3        3,555.8       3,530.8        2,610.9
                                              ------------- -------------  -------------  ------------- ------------- --------------
Assets under management, end of period         $   2,364.1   $   2,813.1    $   2,509.8    $   2,924.3   $   3,555.8   $    3,530.8
                                              ============= =============  =============  ============= ============= ==============

TOTAL:
Deposits and reinvestments                     $   1,557.9   $   5,061.1    $  10,338.1    $   6,670.0   $   6,989.3   $   10,246.9
Redemptions and withdrawals                       (3,224.2)     (3,606.5)     (15,923.8)     (13,255.9)     (8,148.6)      (9,575.6)
                                              ------------- -------------  -------------  ------------- ------------- --------------
    Net Flows                                     (1,666.3)      1,454.6       (5,585.7)      (6,585.9)     (1,159.3)         671.3
Performance                                        1,132.0      (1,129.6)         229.8        2,922.7       5,786.3       (7,865.5)
Money market funds net change in AUM                  (0.1)          5.5          (28.4)         (28.9)        (45.2)          (4.4)
Acquisitions (dispositions) / Other                  241.8         (14.1)        (101.2)         340.0        (156.6)       7,310.4
                                              ------------- -------------  -------------  ------------- ------------- --------------
    Net Change in AUM                               (292.6)        316.4       (5,485.5)      (3,352.1)      4,425.2          111.8
Assets under management, beginning of period      37,422.9      42,908.4       42,908.4       46,260.5      41,835.3       41,723.5
                                              ------------- -------------  -------------  ------------- ------------- --------------
Assets under management, end of period         $  37,130.3   $  43,224.8    $  37,422.9    $  42,908.4   $  46,260.5   $   41,835.3
                                              ============= =============  =============  ============= ============= ==============
* Variable Products Change in AUM (included
          in Institutional Products)           $      27.7   $    (132.1)   $    (342.3)   $     211.6   $     200.4   $     (686.5)
                                              ============= =============  =============  ============= ============= ==============

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
First Quarter 2006 (unaudited)
($ in millions)

                                                                                      2005                                 2006
                                                           ----------------------------------------------------------  -------------
                                                               March          June         September      December         March
                                                           -------------  -------------  -------------  -------------  -------------
RETAIL PRODUCTS:
Managed Accounts:
-----------------
Deposits and reinvestments                                  $     508.1    $     446.0    $     488.6    $     317.6    $     329.1
Redemptions and withdrawals                                    (1,499.8)      (1,192.8)      (1,406.0)      (1,624.2)      (1,465.9)
                                                           -------------  -------------  -------------  -------------  -------------
    Net Flows                                                    (991.7)        (746.8)        (917.4)      (1,306.6)      (1,136.8)
Performance                                                      (527.9)          55.2          126.1          284.0          461.5
Acquistions (dispositions) / Other                                              (421.4)         263.4                          71.0
                                                           -------------  -------------  -------------  -------------  -------------
    Net Change in AUM                                          (1,519.6)      (1,113.0)        (527.9)      (1,022.6)        (604.3)
Assets under management, beginning of period                   13,515.6       11,996.0       10,883.0       10,355.1        9,332.5
                                                           -------------  -------------  -------------  -------------  -------------
Assets under management, end of period                      $  11,996.0    $  10,883.0    $  10,355.1    $   9,332.5    $   8,728.2
                                                           =============  =============  =============  =============  =============

Mutual Funds:
-------------
Deposits and reinvestments                                  $     515.3    $     535.2    $     559.2    $     420.7    $     640.4
Redemptions and withdrawals                                      (702.0)        (527.7)        (568.0)        (646.3)        (620.8)
                                                           -------------  -------------  -------------  -------------  -------------
    Net Flows                                                    (186.7)           7.5           (8.8)        (225.6)          19.6
Performance                                                      (310.3)         340.2          134.1           20.1          349.4
Money market funds net change in AUM                                5.5           (7.5)         (11.4)         (15.0)          (0.1)
Acquistions (dispositions) / Other                                  1.4          140.5            9.4          (31.2)         185.0
                                                           -------------  -------------  -------------  -------------  -------------
    Net Change in AUM                                            (490.1)         480.7          123.3         (251.7)         553.9
Assets under management, beginning of period                   12,285.0       11,794.9       12,275.6       12,398.9       12,147.2
                                                           -------------  -------------  -------------  -------------  -------------
Assets under management, end of period                      $  11,794.9    $  12,275.6    $  12,398.9    $  12,147.2    $  12,701.1
                                                           =============  =============  =============  =============  =============
INSTITUTIONAL PRODUCTS:
Deposits and reinvestments                                  $   4,037.2    $     470.3    $     385.1    $     652.5    $     574.6
Redemptions and withdrawals                                    (1,341.7)      (1,495.2)      (1,912.9)      (1,849.3)        (940.6)
                                                           -------------  -------------  -------------  -------------  -------------
    Net Flows                                                   2,695.5       (1,024.9)      (1,527.8)      (1,196.8)        (366.0)
Performance                                                      (242.7)         388.2           90.9          130.8          283.7
Acquistions (dispositions) / Other                                (15.5)         371.1         (394.6)         (24.3)         (14.2)
                                                           -------------  -------------  -------------  -------------  -------------
    Net Change in AUM                                           2,437.3         (265.6)      (1,831.5)      (1,090.3)         (96.5)
Assets under management, beginning of period                   14,183.5       16,620.8       16,355.2       14,523.7       13,433.4
                                                           -------------  -------------  -------------  -------------  -------------
Assets under management, end of period                      $  16,620.8    $  16,355.2    $  14,523.7    $  13,433.4    $  13,336.9
                                                           =============  =============  =============  =============  =============
STRUCTURED FINANCE PRODUCTS:
Deposits and reinvestments                                  $       0.5    $       0.2    $       1.0    $   1,000.6    $      13.8
Redemptions and withdrawals                                       (63.0)         (31.7)      (1,012.6)         (50.6)        (196.9)
                                                           -------------  -------------  -------------  -------------  -------------
    Net Flows                                                     (62.5)         (31.5)      (1,011.6)         950.0         (183.1)
Performance                                                       (48.7)          13.7         (221.4)          (2.5)          37.4
                                                           -------------  -------------  -------------  -------------  -------------
    Net Change in AUM                                           (111.2)         (17.8)      (1,233.0)          947.5         (145.7)
Assets under management, beginning of period                    2,924.3        2,813.1        2,795.2        1,562.3        2,509.8
                                                           -------------  -------------  -------------  -------------  -------------
Assets under management, end of period                      $   2,813.1    $   2,795.3    $   1,562.2    $   2,509.8    $   2,364.1
                                                           =============  =============  =============  =============  =============

TOTAL:
Deposits and reinvestments                                  $   5,061.1    $   1,451.7    $   1,433.9    $   2,391.4    $   1,557.9
Redemptions and withdrawals                                    (3,606.5)      (3,247.4)      (4,899.5)      (4,170.4)      (3,224.2)
                                                           -------------  -------------  -------------  -------------  -------------
    Net Flows                                                   1,454.6       (1,795.7)      (3,465.6)      (1,779.0)      (1,666.3)
Performance                                                    (1,129.6)         797.3          129.7          432.4        1,132.0
Money market funds net change in AUM                                5.5           (7.5)         (11.4)         (15.0)          (0.1)
Acquistions (dispositions) / Other                                (14.1)          90.2         (121.8)         (55.5)         241.8
                                                           -------------  -------------  -------------  -------------  -------------
    Net Change in AUM                                             316.4         (915.7)      (3,469.1)      (1,417.1)        (292.6)
Assets under management, beginning of period                   42,908.4       43,224.8       42,309.1       38,840.0       37,422.9
                                                           -------------  -------------  -------------  -------------  -------------
Assets under management, end of period                      $  43,224.8    $  42,309.1    $  38,840.0    $  37,422.9    $  37,130.3
                                                           -------------  -------------  -------------  -------------  -------------

* Variable Products Change in AUM (included
         in Institutional Products)                         $   (132.1)    $    (45.7)    $   (119.2)    $    (45.3)    $      27.7
                                                           =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT (1)
First Quarter 2006 (unaudited)
($ in millions)

                                                                                                December 31,
                                                             YTD March    ----------------------------------------------------------
                                                                2006           2005           2004           2003           2002
                                                           -------------  -------------  -------------  -------------  -------------
SEGMENT INCOME
Operating Gain (Loss)                                       $      10.9    $       3.5    $      (1.7)   $      (5.8)   $      (7.4)
Realized Gains (Losses) on Cash and Stock Distributions             0.2           21.9            7.4            4.9           (4.7)
Change in Unrealized Gains (Losses) on Investments Held
  in Partnerships                                                 (13.3)         (10.6)          13.6           37.1          (47.2)
                                                           -------------  -------------  -------------  -------------  -------------
Equity in Partnership Earnings (Losses),
  before income taxes                                              (2.2)          14.8           19.3           36.2          (59.3)
Applicable Income Taxes (Benefit)                                  (0.8)           5.2            6.8           12.7          (20.7)
                                                           -------------  -------------  -------------  -------------  -------------
Segment Income (Loss)                                       $      (1.4)   $       9.6    $      12.5    $      23.5    $     (38.6)
                                                           =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                            $       9.5    $      27.6    $    $ 37.7    $      31.0    $      42.2
Equity In Earnings (Losses) of Partnerships                        (2.2)          14.8           19.3           36.2          (59.3)
Distributions                                                     (13.0)         (68.2)         (50.4)         (32.2)         (41.8)
Sale of Partnership Interests and Transfer to Closed Block                       (91.5)                        (52.2)
Realized Loss on Sale of Partnership Interests and
  Transfer to Closed Block                                                       (13.9)                        (14.3)          (5.0)
                                                           -------------  -------------  -------------  -------------  -------------
Change in Venture Capital Investments                              (5.7)        (131.2)           6.6          (31.5)         (63.9)
Beginning Balance                                                 202.9          202.9          196.3          227.8          291.7
                                                           -------------  -------------  -------------  -------------  -------------
Ending Balance                                              $     197.2    $      71.7    $     202.9    $     196.3    $     227.8
                                                           =============  =============  =============  =============  =============

(1) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT (1)
First Quarter 2006 (unaudited)
($ in millions)

                                                                                                     2005
                                                                          ----------------------------------------------------------
Quarters ended                                                                March          June         September      December
                                                                          -------------  -------------  -------------  -------------
SEGMENT INCOME
Operating Gain (Loss)                                                      $      10.9    $      (3.7)   $     (2.9)    $      (0.8)
Realized Gains on Cash and Stock Distributions                                     0.2            7.7          11.3             2.7
Change in Unrealized Gains (Losses) on Investments Held in Partnerships          (13.3)          (1.3)          4.3            (0.3)
                                                                          -------------  -------------  -------------  -------------
Equity in Partnership Earnings (Losses), before income taxes                      (2.2)           2.7          12.7             1.6
Applicable Income Taxes (Benefit)                                                 (0.8)           1.0           4.4             0.6
                                                                          -------------  -------------  -------------  -------------
Segment Income (Loss)                                                      $      (1.4)   $       1.7    $      8.3     $       1.0
                                                                          =============  =============  ============   =============

------------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                                           $       9.5    $       4.2    $      6.3     $       7.6
Equity In Earnings (Losses) of Partnerships                                       (2.2)           2.7          12.7             1.6
Distributions                                                                    (13.0)         (14.6)        (24.2)          (16.4)
Sale of Partnership Interests                                                                                                 (91.5)
Realized Loss on Sale of Partnership Interests                                                                                (13.9)
                                                                          -------------  -------------  -------------  -------------
Change in Venture Capital Investments                                             (5.7)          (7.7)         (5.2)         (112.6)
Beginning Balance                                                                202.9          197.2         189.5           184.3
                                                                          -------------  -------------  -------------  -------------
Ending Balance                                                             $     197.2    $     189.5    $    184.3     $      71.7
                                                                          =============  =============  ============   =============

(1) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
First Quarter 2006 (unaudited)
($ in millions)

                                                       YTD March                                December 31,
                                            ----------------------------  ----------------------------------------------------------
SEGMENT INCOME                                   2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
Corporate Investment Income                  $       0.6    $      0.1     $      0.6     $      0.4     $      4.3     $       1.5
Interest Expense on Indebtedness                   (12.4)        (11.1)         (46.6)         (40.8)         (39.6)          (31.4)
Corporate Expenses                                  (5.5)         (5.8)         (24.3)         (18.9)         (11.0)          (10.4)
Other                                               (0.1)          0.5            0.7            0.2           (1.5)            0.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Loss, before income taxes                  (17.4)        (16.3)         (69.6)         (59.1)         (47.8)          (40.0)
Applicable Income Tax Benefit                       (6.1)         (5.7)         (26.3)         (22.9)         (18.8)          (29.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Loss                                 $     (11.3)   $    (10.6)    $    (43.3)    $    (36.2)    $    (29.0)    $     (10.2)
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
First Quarter 2006 (unaudited)
($ in millions)

                                                                                      2005                                 2006
                                                           ----------------------------------------------------------  -------------
Quarters ended                                                 March          June         September      December         March
                                                           -------------  -------------  -------------  -------------  -------------
Corporate Investment Income                                 $       0.1    $       0.1                   $       0.4    $       0.6
Interest Expense on Indebtedness                                  (11.1)         (11.4)   $     (11.7)         (12.4)         (12.4)
Corporate Expenses                                                 (5.8)          (5.2)          (6.8)          (6.5)          (5.5)
Other                                                               0.5            0.1           (0.2)           0.3           (0.1)
                                                           -------------  -------------  -------------  -------------  -------------
Segment Loss, before income taxes                                 (16.3)         (16.4)         (18.7)         (18.2)         (17.4)
Applicable Income Tax Benefit                                      (5.7)          (5.9)          (6.1)          (8.6)          (6.1)
                                                           -------------  -------------  -------------  -------------  -------------
Segment Loss                                                $     (10.6)   $     (10.5)   $     (12.6)   $      (9.6)   $     (11.3)
                                                           =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
First Quarter 2006 (unaudited)
($ in millions)

                                                       YTD March                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
REVENUES
Premiums                                     $     207.5    $     226.8    $     928.7    $     990.6    $   1,042.2    $   1,082.0
Insurance and Investment Product Fees              139.1          129.0          514.7          535.0          500.9          493.8
Broker-dealer Commission and
  Distribution Fee Revenues                          7.3            6.8           28.7           56.9           81.5           85.0
Net Investment Income                              251.2          268.7        1,102.6        1,075.7        1,107.4          940.5
Unrealized Gain on Trading Equity
  Securities                                                                                     85.9
Net Realized Investment Gains (Losses)              33.2          (17.9)          34.2           (0.8)         (98.5)        (133.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                     638.3          613.4        2,608.9        2,743.3        2,633.5        2,467.4
                                            -------------  -------------  -------------  -------------  -------------  -------------
BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy
  Liabilities                                      333.9          343.3        1,376.7        1,422.2        1,454.0        1,436.1
Policyholder Dividends                             106.8           83.8          364.4          404.7          418.8          401.8
Policy Acquisition Cost Amortization                30.0           28.2          132.1          110.2           94.1           59.2
Intangible Asset Impairments                        32.5                          10.6                                         66.3
Intangible Asset Amortization                        8.0            8.4           33.8           33.8           33.2           32.5
Interest Expense on Indebtedness                    12.4           11.1           46.6           40.8           39.6           31.4
Interest Expense on Non-recourse
  Collateralized Obligations                         4.4            8.9           29.4           33.6           48.9           30.5
Other Operating Expenses                           111.4          117.2          477.9          560.8          565.1          613.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Expenses                                     639.4          600.9        2,471.5        2,606.1        2,653.7        2,671.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations
  before Income Taxes, Minority Interest
  and equity in undistributed earnings
  (losses)  of affiliates                           (1.1)          12.5          137.4          137.2          (20.2)        (203.6)
Applicable Income Taxes (Benefit)                   (2.8)           2.8           27.7           40.5          (18.3)         (58.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
 Income (Loss) from Continuing Operations
  before Minority Interest and equity in
  undistributed earnings (losses) of
  affiliates                                         1.7            9.7          109.7           96.7           (1.9)        (144.8)
Minority Interest in Net Income of
  Subsidiaries                                                     (0.3)          (0.6)                         (0.4)          (0.5)
Equity in undistributed earnings (losses)
  of affiliates                                                                                 (10.4)          (1.8)           4.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations             1.7            9.4          109.1           86.3           (4.1)        (140.7)
Discontinued Operations
  Income (Loss) from Discontinued Operations                                      0.7)           0.1            (2.1)          (1.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) Before Cumulative Effect of
  Accounting Changes                                 1.7            9.4          108.4           86.4           (6.2)        (142.0)
Cumulative Effect of Accounting Changes:
  Goodwill and Other Intangible Assets                                                                                       (130.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Income (Loss)                            $       1.7    $       9.4    $     108.4    $      86.4    $      (6.2)   $    (272.3)
                                            =============  =============  =============  =============  =============  =============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
First Quarter 2006 (unaudited)
($ in millions)

                                                                                      2005                                 2006
                                                           ----------------------------------------------------------  -------------
Quarters ended                                                 March          June         September      December         March
                                                           -------------  -------------  -------------  -------------  -------------
REVENUES
Premiums                                                    $     226.8    $     229.1    $     236.6    $     236.2    $     207.5
Insurance and Investment Product Fees                             129.0          127.4          127.0          131.3          139.1
Broker-dealer Commission and Distribution Fee Revenues              6.8            7.1            7.5            7.3            7.3
Net Investment Income                                             268.7          268.1          284.1          281.7          251.2
Net Realized Investment Gains (Losses)                            (17.9)          (7.8)           2.2           57.7           33.2
                                                           -------------  -------------  -------------  -------------  -------------
Total Revenues                                                    613.4          623.9          657.4          714.2          638.3
                                                           -------------  -------------  -------------  -------------  -------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities                343.3          340.0          344.4          349.0          333.9
Policyholder Dividends                                             83.8           83.4           98.6           98.6          106.8
Policy Acquisition Cost Amortization                               28.2            9.9           29.0           65.0           30.0
Intangible Asset Impairments                                                                     10.6                          32.5
Intangible Asset Amortization                                       8.4            8.8            8.4            8.2            8.0
Interest Expense on Indebtedness                                   11.1           11.4           11.7           12.4           12.4
Interest Expense on Non-recourse Collateralized Obligations         8.9           10.3            5.5            4.7            4.4
Other Operating Expenses                                          117.2          127.3          119.8          113.6          111.4
                                                           -------------  -------------  -------------  -------------  -------------
Total Expenses                                                    600.9          591.1          628.0          651.5          639.4
                                                           -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations before Income
  Taxes, Minority Interest and equity in undistributed
  earnings (losses) of affiliates                                  12.5           32.8           29.4           62.7           (1.1)
Applicable Income Taxes (Benefit)                                   2.8           10.2            2.2           12.5           (2.8)
                                                           -------------  -------------  -------------  -------------  -------------
Income from Continuing Operations before Minority
  Interest and equity in undistributed earnings
  of affiliates                                                     9.7           22.6           27.2           50.2            1.7
Minority Interest in Net Income of Subsidiaries                    (0.3)          (0.2)          (0.1)
                                                           -------------  -------------  -------------  -------------  -------------

Income from Continuing Operations                                   9.4           22.4           27.1           50.2            1.7
Discontinued Operations
  Loss from Discontinued Operations                                                              (0.7)
                                                           -------------  -------------  -------------  -------------  -------------

Net Income                                                  $       9.4    $      22.4    $      26.4    $      50.2    $       1.7
                                                           =============  =============  =============  =============  =============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING FIRST QUARTER 2006 INCOME STATEMENT
Third Quarter 2005 (unaudited)
($ in millions)

Year-to-Date September 30, 2005
                                                                                   Other                Exclusions from
                                                           Operating Segments     Segments               Segment Income
                                                       ------------------------  -----------   -------------------------------------
                                                           Life                   Corporate     Realized
                                                            &         Asset           &        Investment              Intra-Segment
                                        Consolidated     Annuity    Management      Other         Loss       Other     Eliminations
                                        -------------  -----------  -----------   ----------   ---------   ----------  -------------
REVENUES
Premiums                                 $     207.5     $  207.5
Insurance and Investment Product Fees          139.1         98.1     $   41.2                                           $   (0.2)
Broker-dealer commission and
  distribution fee revenues                      7.3                       7.3
Net Investment Income                          251.2        241.4          0.3     $    6.7                                   2.8
Net Realized Investment Gains                   33.2                                            $  33.2
                                        -------------  -----------  -----------   ----------   ---------   ----------   ----------
    Total Revenues                             638.3        547.0         48.8          6.7        33.2                       2.6
                                        -------------  -----------  -----------   ----------   ---------   ----------   ----------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy
  Liabilities                                  333.9        332.0                       1.9
Policyholder Dividends                         106.8         87.6                                  19.2
Policy Acquisition Cost  Amortization           30.0         32.6                                  (2.6)
Intangible Asset Impairments                     8.0                       8.0
Intangible Asset Amortization                   32.5                      32.5
Interest Expense on Indebtedness                12.4                                   12.4
Interest Expense on Non-recourse
  Collateralized Obligations                     4.4                                    4.4
Other Operating Expenses                       111.4         56.5         42.9          5.4         0.1     $    3.9          2.6
                                        -------------  -----------  -----------   ----------   ---------   ----------   ----------
    Total Expenses                             639.4        508.7         83.4         24.1        16.7          3.9          2.6
                                        -------------  -----------  -----------   ----------   ---------   ----------   ----------
Income (Loss) from
  Continuing Operations before Income
  Taxes Minority Interest and equity
  in undistributed earnings (losses)
  of affiliates                                 (1.1)        38.3        (34.6)       (17.4)       16.5         (3.9)         0.0
Applicable Income Taxes (Benefit)               (2.8)        12.0        (13.4)        (6.1)        6.1         (1.4)
                                        -------------  -----------  -----------   ----------   ---------   ----------   ----------
Income (Loss) from Continuing
  Operations before Minority Interest
  and equity undistributed earnings
  (losses) of affiliates                         1.7         26.3        (21.2)       (11.3)       10.4         (2.5)         0.0
                                        -------------  -----------  -----------   ----------   ---------   ----------   ----------

Income (Loss) from Continuing
  Operations                             $       1.7    $    26.3    $   (21.2)    $  (11.3)    $  10.4    $    (2.5)    $    0.0
                                        =============  ===========  ===========   ===========  =========  ===========   ==========

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY
Third Quarter 2006 (unaudited)
($ in millions, except par value)

                                                             March                             December 31,
                                                         --------------  ----------------------------------------------------------
                                                              2006           2005            2004          2003            2002
                                                         --------------  -------------  -------------  -------------  -------------
ASSETS:
Available-for-Sale Debt Securities, at fair value         $   13,153.2    $  13,404.6    $  13,476.3    $  13,273.0    $   11,889.5
Available-for-Sale Equity Securities, at fair value              185.2          181.8          304.3          312.0           385.9
Trading Equity Securities, at fair value                                                        87.3
Mortgage Loans, at unpaid principal balances                     114.0          128.6          207.9          284.1           468.8
Policy Loans, at unpaid principal balances                     2,273.3        2,245.0        2,196.7        2,241.4         2,195.9
Venture Capital Partnerships, at equity in net assets            117.2          145.1          255.3          234.9           228.6
Affiliate Equity and Debt Securities, at cost plus
  equity in undistributed earnings                                                                             47.5           134.7
Other Investments                                                333.6          310.6          371.8          402.0           398.9
                                                         --------------  -------------  -------------  -------------  -------------
                                                              16,176.5       16,415.7       16,899.6       16,794.9        15,702.3
Available-for-Sale Investments Pledged as Collateral,
  at fair value                                                  301.1          304.4        1,278.8        1,350.0         1,358.7
                                                         --------------  -------------  -------------  -------------  -------------
    Total Investments                                         16,477.6       16,720.1       18,178.4       18,144.9        17,061.0
Cash and Cash Equivalents                                        348.9          301.5          435.0          447.9         1,110.5
Deferred Policy Acquisition Costs                              1,658.1        1,556.0        1,429.9        1,367.7         1,234.1
Goodwill and Other Intangible Assets                             723.0          763.5          735.6          755.0           747.7
Other Assets                                                     754.8          652.9          633.4          760.5           711.4
Separate Account Assets                                        7,940.4        7,722.2        6,950.3        6,083.2         4,371.2
                                                         --------------  -------------  -------------  -------------  -------------
    Total Assets                                          $   27,902.8    $  27,716.2    $  28,362.6    $  27,559.2    $   25,235.9
                                                         ==============  =============  =============  =============  =============

LIABILITIES:
Policy Liabilities and Accruals                           $   13,246.4    $  13,246.2    $  13,132.4    $  13,088.6     $  12,680.0
Policyholder Deposit Funds                                     2,863.0        3,060.7        3,492.4        3,642.7         3,395.7
Indebtedness                                                     740.1          751.9          690.8          639.0           644.3
Stock Purchase Contracts                                                                       131.9          128.8           137.6
Other Liabilities                                                575.9          538.2          587.2          557.1           570.8
Non-recourse Collateralized Debt Obligation Liabilities          379.5          389.9        1,355.2        1,472.0         1,609.5
Separate Account Liabilities                                   7,940.4        7,722.2        6,950.3        6,083.2         4,371.2
                                                         --------------  -------------  -------------  -------------  -------------
    Total Liabilities and minority interest                   25,745.3       25,709.1       26,340.2       25,611.4        23,409.1
                                                         --------------  -------------  -------------  -------------  -------------

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value, 1.0 billion shares
  authorized; 112,560,980 shares outstanding
  (March 31, 2006)                                                 1.2            1.1            1.0            1.0             1.0
Additional paid in capital                                     2,601.5        2,440.3        2,435.2        2,431.4         2,424.4
Deferred Compensation on Restricted Stock Units                   (4.0)          (2.7)          (3.6)          (3.6)
Accumulated Earnings (Deficit)                                  (191.4)        (193.1)        (285.7)        (355.3)         (331.4)
 Treasury stock, at cost: 11,313,563 shares
 (March 31, 2006)                                               (179.5)        (179.5)        (182.6)        (189.4)         (195.7)
Accumulated Other Comprehensive Income (Loss)                    (70.3)         (59.0)          58.1           63.7           (71.5)
                                                         --------------  -------------  -------------  -------------  -------------
    Total Stockholders' Equity                                 2,157.5        2,007.1        2,022.4        1,947.8         1,826.8
                                                         --------------  -------------  -------------  -------------  -------------
    Total Liabilities, Minority Interest and
      Stockholders' Equity                                $   27,902.8    $  27,716.2    $  28,362.6    $  27,559.2    $   25,235.9
                                                         ==============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY (1)
Third Quarter 2005 (unaudited)
($ in millions)

                                               Total Debt Securities        Public Debt Securities        Private Debt Securities
                                            ----------------------------  ----------------------------  ----------------------------
                                               03/31/06      12/31/05        03/31/06      12/31/05        03/31/06      12/31/05
                                            -------------  -------------  -------------  -------------  -------------  -------------
DEBT SECURITIES BY CREDIT QUALITY
(CARRYING VALUE)

AAA/AA/A                                     $   8,533.8    $   8,625.0    $   6,928.5     $  7,089.4     $  1,605.3      $ 1,535.6
BBB                                              3,580.4        3,795.3        2,329.9        2,487.4        1,250.5        1,307.9
                                            ------------- --------------  -------------   ------------   ------------    -----------
    Total Investment Grade                      12,114.2       12,420.3        9,258.4        9,576.8        2,855.8        2,843.5
BB                                                 765.7          753.0          646.7          647.5          119.0          105.5
B                                                  207.8          168.3          157.7          120.8           50.1           47.5
CCC and Lower                                       47.0           43.6           27.3           28.0           19.7           15.6
In or Near Default                                  18.5           19.4           11.3           14.6            7.2            4.8
                                            ------------- --------------  -------------   ------------   ------------    -----------
Total Debt Securities                        $  13,153.2   $   13,404.6    $  10,101.4     $ 10,387.7     $  3,051.8      $ 3,016.9
                                            ============= ==============  =============   ============   ============    ===========

% Below Investment Grade                            7.9%           7.3%           8.3%           7.8%           6.4%           5.7%

------------------------------------------------------------------------------------------------------------------------------------

UNREALIZED GAINS AND LOSSES ON DEBT AND
EQUITY SECURITIES
As of 03/31/06                                         Total                  Outside Closed Block              Closed Block
                                            ----------------------------  ----------------------------   ---------------------------
                                                Gains          Losses         Gains         Losses          Gains          Losses
                                            ------------- --------------  -------------   ------------   ------------    -----------
Total Debt Securities                        $     309.0    $    (253.9)   $      94.9    $    (131.1)   $     214.1      $  (122.8)
Equity Securities                                   21.1           (2.6)           6.2           (1.0)          14.9           (1.6)
                                            ------------- --------------  -------------   ------------   ------------    -----------
Total Unrealized Gains (Losses)                    330.1         (256.5)         101.1         (132.1)         229.0         (124.4)
                                            ------------- --------------  -------------   ------------   ------------    -----------

Applicable PDO                                     229.0         (124.4)                                       229.0         (124.4)
Applicable DAC (Credit)                             47.1          (69.5)          47.1          (69.5)
Applicable Deferred Income Tax (Benefit)            18.9          (21.9)          18.9          (21.9)
                                            ------------- --------------  -------------   ------------   ------------    -----------
Total Offsets to Net Unrealized Gains
  (Losses)                                         295.0         (215.8)          66.0          (91.4)         229.0         (124.4)
                                            ------------- --------------  -------------   ------------   ------------    -----------
Net Unrealized Gains (Losses)                $      35.1    $     (40.7)   $      35.1     $    (40.7)    $      0.0      $     0.0
                                            ============= ==============  =============   ============   ============    ===========
                                             $      (5.6)                  $      (5.6)                   $      0.0
                                            =============                 =============                  ==============

(1) Excludes debt and equity securities pledged as collateral.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
First Quarter 2006 (unaudited)
($ in millions)

                                                       YTD March                                December 31,
                                            ----------------------------  ----------------------------------------------------------
Quarters ended                                   2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
GAAP NET INVESTMENT INCOME
Debt Securities                              $     195.1    $     197.3    $     804.6    $     772.1    $     765.5    $     730.8
Equity Securities                                    0.5            2.1            7.5            4.5            4.6            4.2
Mortgages                                            0.9            6.4           20.2           22.5           32.6           40.4
Policy Loans                                        41.1           40.7          165.8          167.1          171.7          171.8
Venture Capital                                     (2.4)          (2.8)          23.8           25.5           49.1          (59.3)
Cash & Cash Equivalents                              3.3            1.7            7.6            4.9            7.0           11.9
Other (2)                                           10.3           15.5           47.8           47.8           35.0           18.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                     248.8          260.9        1,077.3        1,044.4        1,065.5          918.7
                                            -------------  -------------  -------------  -------------  -------------  -------------

Investment Expenses                                  2.1            3.1            8.6            9.8           10.0            9.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Net Investment Income                  $     246.7    $     257.8    $   1,068.7    $   1,034.6    $   1,055.5    $     909.5
                                            =============  =============  =============  =============  =============  =============

ANNUALIZED YIELDS
Debt Securities                                     6.1%           6.0%           6.2%           5.9%           6.0%           6.3%
Equity Securities                                   1.1%           2.3%           3.0%           1.3%           1.4%           1.3%
Mortgages                                           3.0%          14.1%          15.3%          11.0%          11.2%           8.8%
Policy Loans                                        7.6%           7.8%           7.7%           7.9%           8.0%           8.2%
Venture Capital                                    -8.2%          -4.3%          12.8%          10.9%          23.0%         -22.8%
Cash & Cash Equivalents                             4.1%           1.7%           5.2%           1.1%           1.3%           1.4%
Other (2)                                          12.8%          19.7%          16.4%           7.5%          10.5%           3.6%
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                      6.2%           6.3%           6.6%           6.1%           6.4%           5.7%
                                            -------------  -------------  -------------  -------------  -------------  -------------

Investment Expenses                                 0.1%           0.1%           0.1%           0.1%           0.1%           0.1%
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Net Investment Income                         6.1%           6.2%           6.6%           6.1%           6.6%           5.6%
                                            =============  =============  =============  =============  =============  =============

(1) Excludes debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
First Quarter 2006 (unaudited)
($ in millions)

                                                                                      2005                                 2006
                                                           ----------------------------------------------------------  -------------
Quarters ended                                                 March          June         September      December         March
                                                           -------------  -------------  -------------  -------------  -------------
GAAP NET INVESTMENT INCOME
Debt Securities                                             $     197.3    $     199.4    $     201.0    $     206.9    $     195.1
Equity Securities                                                   2.1            3.0            1.6            0.8            0.5
Mortgages                                                           6.4            4.2            3.9            5.7            0.9
Policy Loans                                                       40.7           40.6           42.2           42.3           41.1
Venture Capital                                                    (2.8)           3.3           16.5            6.8           (2.4)
Cash & Cash Equivalents                                             1.7            1.8            1.6            2.5            3.3
Other (2)                                                          15.5            5.3           13.0           14.0           10.3
                                                           -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                                    260.9          257.6          279.8          279.0          248.8
                                                           -------------  -------------  -------------  -------------  -------------

Investment Expenses                                                 3.1            2.0            1.3            2.2            2.1
                                                           -------------  -------------  -------------  -------------  -------------
Total Net Investment Income                                 $     257.8    $     255.6    $     278.5    $     276.8    $     246.7
                                                           =============  =============  =============  =============  =============

ANNUALIZED YIELDS
Debt Securities                                                    6.0%           6.0%           6.1%           6.3%           6.1%
Equity Securities                                                  2.3%           4.0%           2.2%           1.3%           1.1%
Mortgages                                                         14.1%          10.2%          10.3%          17.5%           3.0%
Policy Loans                                                       7.8%           7.7%           7.9%           7.9%           7.6%
Venture Capital                                                   -4.3%           5.4%          30.0%          14.7%          -8.2%
Cash & Cash Equivalents                                            1.7%           1.7%           2.8%           6.9%           4.1%
Other (2)                                                         19.7%           6.4%          16.6%          19.5%          12.8%
                                                           -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                                     6.3%           6.1%           6.8%           6.9%           6.2%
                                                           -------------  -------------  -------------  -------------  -------------

Investment Expenses                                                0.1%           0.0%           0.0%           0.1%           0.1%
                                                           -------------  -------------  -------------  -------------  -------------
Total Net Investment Income                                        6.2%           6.1%           6.7%           6.8%           6.1%
                                                           =============  =============  =============  =============  =============

(1) Excludes debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
First Quarter 2006 (unaudited)
($ in millions)

                                                       YTD March                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
REALIZED INVESTMENT GAINS AND LOSSES
Debt Security Impairments                    $      (0.9)   $     (12.2)   $     (31.2)   $     (15.5)   $     (76.1)   $    (114.3)
Equity Security Impairments                                                       (2.1)          (1.5)          (4.3)          (9.8)
Mortgage Loan Impairments                                                         (0.8)         (12.6)          (4.1)          (0.6)
Affiliated Equity Securities                                                                                   (96.9)
Venture Capital Partnerships Impairments                                                                        (4.6)          (5.1)
Real Estate Impairments                                                                                         (6.6)
Debt and Equity Securities Pledged as
  Collateral Impairments                                           (0.3)          (1.2)         (16.6)          (8.3)         (34.9)
Other Invested Asset Impairments                                                                 (3.3)          (9.9)         (22.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
    Total Impairment Losses                         (0.9)         (12.5)         (35.3)         (49.5)        (210.8)        (186.7)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Debt Security Net Transaction
  Gains (Losses)                                    16.1           (7.2)         (18.0)          28.4           64.7           48.4
Equity Security Net Transaction
  Gains (Losses)                                     3.5           (1.0)           2.9           14.6           49.2            2.1
Venture Capital Net Investment
  Gains (Losses)                                                                 (13.9)                         (9.7)
Mortgage Loan Net Transaction
  Gains (Losses)                                     3.2                                          0.2           (1.3)           0.2
Affiliate Equity Security Transaction GL            10.0            3.7            3.7
Real Estate Net Transaction Gains (Losses)           0.1           (0.3)          (0.6)          (0.8)          (0.2)           4.0
Settlement of HRH Stock Purchase Contracts                                        86.3
Other Invested Asset Net Transactions
  Gains (Losses)                                     2.2           (1.3)           6.6            6.3            9.6           (1.9)
Debt and Equity Securities Pledged as
  Collateral                                        (1.0)           0.7            2.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Net Transactions Gains                        34.1           (5.4)          69.5           48.7          112.3           52.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses)              33.1          (17.9)          34.2           (0.8)         (98.5)        (133.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------

Closed Block Applicable PDO (Reduction)             19.2           (4.4)         (12.4)           3.7           (5.9)         (40.3)
Applicable Deferred Acquisition
  Costs (Credit)                                    (2.6)          (4.8)          17.6           (0.4)          (4.1)          (7.2)
Applicable Deferred Income Tax (Credit)              6.2           (3.2)           9.2            3.1          (35.6)         (20.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses)
  Included in Net Income                     $      10.4    $      (5.5)   $      19.8    $      (7.2)   $     (52.9)   $     (65.6)
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
First Quarter 2006 (unaudited)
($ in millions)

                                                                                      2005                                 2006
                                                           ----------------------------------------------------------  -------------
Quarters ended                                                 March          June         September      December         March
                                                           -------------  -------------  -------------  -------------  -------------
REALIZED INVESTMENT GAINS AND LOSSES
Debt Security Impairments                                   $     (12.2)   $      (8.5)   $      (4.3)   $      (6.2)   $      (0.9)
Equity Security Impairments                                                                                     (2.1)
Mortgage Loan Impairments                                                         (0.8)
Affiliated Equity Securities
Debt and Equity Securities Pledged as Collateral
  Impairments                                                      (0.3)          (0.7)          (0.2)
Other Invested Asset Impairments
                                                           -------------  -------------  -------------  -------------  -------------
    Total Impairment Losses                                       (12.5)         (10.0)          (4.5)          (8.3)          (0.9)
                                                           -------------  -------------  -------------  -------------  -------------
Debt Security Net Transaction Gains (Losses)                       (7.2)           0.1           (2.6)          (8.3)          16.1
Equity Security Net Transaction Gains (Losses)                     (1.0)           0.4            2.4            1.1            3.5
Venture Capital Net Investment Gains (Losses)                                                                  (13.9)
Mortgage Loan Net Transaction Gains (Losses)                                                                                    3.2
Affiliate Equity Security Transactions Gains (Losses)               3.7                                                        10.0
Real Estate Net Transaction Gains (Losses)                         (0.3)          (0.3)          (0.2)           0.2            0.1
Settlement of HRH Stock Purchase Contracts                                                                      86.3
Other Invested Asset Net Transactions Gains (Losses)               (1.3)           2.5            6.0           (0.6)           2.2
Debt and Equity Securities Pledged as Collateral                    0.7           (0.5)           1.1            1.2           (1.0)
                                                           -------------  -------------  -------------  -------------  -------------
Total Net Transactions Gains                                       (5.4)           2.1            6.7           66.0           34.1
                                                           -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses)                            (17.9)          (7.9)           2.3           57.7           33.1
                                                           =============  =============  =============  =============  =============

Closed Block Applicable PDO (Reduction)                            (4.4)          (6.7)           4.2           (5.5)          19.2
Applicable Deferred Acquisition Costs (Credit)                     (4.8)           1.0           (4.5)          25.9           (2.6)
Applicable Deferred Income Tax (Credit)                            (3.2)          (0.3)           0.5           12.2            6.2
                                                           -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses) Included in
  Net Income                                                $      (5.5)   $      (1.9)   $       2.1    $      25.1    $      10.4
                                                           =============  =============  =============  =============  =============